    As filed with the Securities and Exchange Commission on January 11, 1999

                                                       Registration Nos. 2-30771
                                                                       811-01764
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                  [ ] Pre-Effective Amendment No.
                  [X]   Post-Effective Amendment No. 44*

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940
                  [X]   Amendment No. 44*

                      AMERICAN FIDELITY SEPARATE ACCOUNT A
              (FORMERLY AMERICAN FIDELITY VARIABLE ANNUITY FUND A)
                           (Exact Name of Registrant)

                       AMERICAN FIDELITY ASSURANCE COMPANY
                               (Name of Depositor)

  2000 N. CLASSEN BOULEVARD, OKLAHOMA CITY, OKLAHOMA        73106
  (Address of Depositor's Principal Executive Offices)      (Zip Code)

  Depositor's Telephone Number, Including Area Code   (405) 523-2000

  Stephen P. Garrett                                  Copies to:
  Senior Vice President
  Law and Government Affairs                 Connie S. Stamets, Esq.
  American Fidelity Assurance Company        McAfee & Taft
  2000 N. Classen Boulevard                  A Professional Corporation
  Oklahoma City, Oklahoma 73106              211 N. Robinson, 10th Floor
  (Name and Address of Agent for Service)    Oklahoma City, Oklahoma 73102

Approximate Date of Proposed Public Offering:    As soon as practicable after
                                                 effectiveness of the
                                                 Registration Statement

It is proposed that this filing will become effective (check appropriate box)
     [X] immediately upon filing pursuant to paragraph (b) of Rule 485
     [ ] on (date) pursuant to paragraph (b) of Rule 485
     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:       Group variable annuity contracts

*Amendment on Form N-4 to Registration Statement on Form N-3 in connection with change in registration from management investment company to a unit investment trust.

================================================================================

                       AMERICAN FIDELITY SEPARATE ACCOUNT A

                              Cross Reference Sheet
                              Pursuant to Rule 495

Item
 No.                       Item                                                 Location in Prospectus
-------                    ----                                                 ----------------------
                                     PART A

1        Cover Page...........................................         Cover Page
2        Definitions .........................................         Glossary of Terms
3        Synopsis ............................................         Summary
4        Condensed Financial Information......................         Condensed Financial Information
5        General Description of Registrant,
           Depositor, and
           Portfolio Companies................................         American Fidelity, Separate
                                                                         Account A and Dual Strategy Fund
6        Deductions and Expenses..............................         Expenses
7        General Description of Variable Annuity
            Contracts.........................................         The Contract
8        Annuity Period ......................................         Annuity Provisions
9        Death Benefit .......................................         Death Benefit
10       Purchases and Contract Value ........................         Purchasing Accumulation Units
11       Redemptions .........................................         Withdrawals
12       Taxes ...............................................         Federal Tax Matters
13       Legal Proceedings ...................................         Legal Proceedings
14       Table of Contents of the Statement of
         Additional Information ..............................         Table of Contents of Statement of
                                                                         Additional Information

                                     PART B

15       Cover page...........................................         Cover Page
16       Table of Contents....................................         Table of Contents
17       General Information and History .....................         General Information and History
18       Services.............................................         Not Applicable
19       Purchase of Securities Being Offered.................         Not Applicable
20       Underwriters.........................................         Underwriter
21       Calculation of Performance Data......................         Performance Information
22       Annuity Payments.....................................         Annuity Payments
23       Financial Statements.................................         Financial Statements

                                     PART C

         Information required to be included in Part C is set forth under the appropriate item as numbered in Part C of this Registration Statement.

The Prospectus and Statement of Additional Information for American Fidelity Separate Account A, included as part of Post-Effective Amendment No. 43 to the Registrant's Registration Statement on Form N-4 (File No. 2-30771), filed with the Securities and Exchange Commission on November 25, 1998 pursuant to Rule 485(a) under the Securities Act of 1933, are hereby incorporated by reference as if set forth fully herein. The attached Statement of Assets and Liabilities of the Registrant and the consolidated financial statements of American Fidelity Assurance Company and the respective notes thereto will be added to the Statement of Additional Information.

                      AMERICAN FIDELITY SEPARATE ACCOUNT A
                  (formerly known as American Fidelity Variable
                                 Annuity Fund A)

                       STATEMENT OF ASSETS AND LIABILITIES

                           JANUARY 1, 1999 (unaudited)


Investments, at fair value:

     American Fidelity Dual Strategy Fund shares (cost
     $184,548,449)
                                                            $  184,548,449
                                                            --------------

         Total assets                                          184,548,449

         Total liabilities                                               0
                                                            --------------

Net assets                                                  $  184,548,449
                                                            ==============

Accumulation units outstanding                               7,584,331,949
                                                            ==============

Net asset value per unit                                    $      24.3329
                                                            ==============




                See accompanying notes to financial statements.

                      AMERICAN FIDELITY SEPARATE ACCOUNT A
                  (formerly known as American Fidelity Variable
                                 Annuity Fund A)

                          NOTES TO FINANCIAL STATEMENTS

                           JANUARY 1, 1999 (unaudited)


(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         (A)      GENERAL

                  American Fidelity Separate Account A (Account A) is a separate account of American Fidelity Assurance Company (AFA). Account A was formerly known as American Fidelity Variable Annuity Fund A, and operated as an open-end diversified management investment company from 1968 to 1998. Effective January 1, 1999, it was converted to a unit investment trust separate account, and it transferred its investment portfolio to American Fidelity Dual Strategy Fund (the Fund) in exchange for shares of the Fund.

         (B)      INVESTMENTS

                  Account A's investment objectives are primarily long-term growth of capital and secondarily the production of income. Investments are made in the portfolio of the Fund and are valued at the reported net asset values of such portfolio, which values its investment securities at fair value. Transactions are recorded on a trade date basis.

         (C)      INCOME TAXES

                  Account A is not taxed separately because the operations of Account A are part of the total operations of AFA. AFA files its federal income tax returns under sections of the Internal Revenue Code applicable to life insurance companies. Account A will not be taxed as a "Regulated Investment Company" under Subchapter "M" of the Internal Revenue Code.

         (D)      ANNUITY RESERVES

                  Annuity reserves are computed for currently payable contracts according to the Progressive Annuity Mortality Table. The assumed interest rate is 3.5 percent unless the annuitant elects otherwise, in which case the rate may vary from zero to 5 percent as regulated by the laws of the respective states. Charges to annuity reserves for mortality and expense risks experience are reimbursed to AFA if the reserves required are less than originally estimated.

                      AMERICAN FIDELITY SEPARATE ACCOUNT A
                  (formerly known as American Fidelity Variable
                                 Annuity Fund A)

                          NOTES TO FINANCIAL STATEMENTS

                           JANUARY 1, 1999 (unaudited)


                  If additional reserves are required, AFA reimburses Account A. At January 1, 1999, there were no contract owners who had elected the variable annuity method of payout. Accordingly, Account A held no annuity reserves at January 1, 1999.

         (E)      USE OF ESTIMATES

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

 (2)     VARIABLE ANNUITY CONTRACTS

         During the accumulation period, contract owners may partially or totally withdraw from Account A by surrendering a portion or all of their accumulation units. The Internal Revenue Code may limit certain withdrawals based upon age, disability, and other factors. When contract owners withdraw, they receive the current value of their accumulation units.

(3)       YEAR 2000 RISKS

         Like other separate accounts, financial and business organizations and individuals around the world, the Account A could be adversely affected if the computer systems used by AFA and Account A's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." AFA has had a formal project team (including 22 information systems professionals) working to correct the problem since 1996. In the briefest terms, the correction is to change all date-related fields in AFA's computer systems to four digits instead of two digits. At the same time, all relationships with systems outside AFA must be checked for the same change and all must be tested to determine that relationships continue to be compatible. Those systems tested in December 31, 1997 and went through year-

                     AMERICAN FIDELITY SEPARATE ACCOUNT A
                  (formerly known as American Fidelity Variable
                                 Annuity Fund A)

                          NOTES TO FINANCIAL STATEMENTS

                           JANUARY 1, 1999 (unaudited)


         end processing without incident. The final test of all systems will be run in 1999. Even though management of AFA is expending considerable resources in a concerted effort to meet this technology-related threat, there is no guarantee that there will be no adverse impact on Account A of some sort as January 1, 2000 passes.

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
American Fidelity Assurance Company:

     We have audited the accompanying consolidated balance sheets of American Fidelity Assurance Company and subsidiaries (the Company) as of December 31, 1997 and 1996, and the related consolidated statements of income, stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American Fidelity Assurance Company and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.

     Also, in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

March 16, 1998

                                                             KPMG LLP

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1997 AND 1996
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                     ASSETS

                                                                 1997         1996
                                                              ----------   ----------
Investments:
  Fixed maturities held-to-maturity, at amortized cost (fair value $241,863 and $251,034 in 1997 and 1996,
     respectively)..........................................  $  234,799   $  251,944
  Fixed maturities available-for-sale, at fair value
     (amortized cost of $622,712 and $551,856 in 1997 and
     1996, respectively)....................................     642,577      559,121
  Equity securities, at fair value:
     Common stocks (cost $11,023 and $9,692 in 1997 and
      1996, respectively)...................................      11,736       12,046
  Mortgage loans on real estate, net........................     135,122      130,508
  Investment real estate, at cost (less accumulated
     depreciation of $1,350 and $7,047 in 1997 and 1996,
     respectively)..........................................       9,070       18,954
  Policy loans..............................................       8,668        8,359
  Short-term and other investments..........................      20,770       12,763
                                                              ----------   ----------
                                                               1,062,742      993,695
                                                              ----------   ----------
Cash........................................................       8,427       15,962
Accrued investment income...................................      14,357       14,248
Accounts receivable:
  Uncollected premiums......................................      20,571       21,665
  Reinsurance receivable....................................      57,503       36,794
  Other.....................................................      15,248       12,341
                                                              ----------   ----------
                                                                  93,322       70,800
                                                              ----------   ----------
Deferred policy acquisition costs...........................     177,737      162,497
Other assets................................................       5,761        6,954
Separate account assets.....................................     137,090       98,896
                                                              ----------   ----------
          Total assets......................................  $1,499,436   $1,363,052
                                                              ==========   ==========

                        LIABILITIES AND STOCKHOLDER'S EQUITY

Policy liabilities:
  Reserves for future policy benefits:
     Life and annuity.......................................  $  105,663   $  102,820
     Accident and health....................................     140,530      121,097
  Unearned premiums.........................................       2,686        2,376
  Benefits payable..........................................      35,347       33,178
  Funds held under deposit administration contracts.........     580,499      556,665
  Other policy liabilities..................................      92,144       85,068
                                                              ----------   ----------
                                                                 956,869      901,204
                                                              ----------   ----------
Other liabilities:
  Net deferred income tax liability.........................      59,198       48,278
  General expenses, taxes, licenses and fees payable and
     other liabilities......................................      36,099       34,125
                                                              ----------   ----------
                                                                  95,297       82,403
                                                              ----------   ----------
Notes payable...............................................      50,719       19,839
Separate account liabilities................................     137,090       98,896
                                                              ----------   ----------
          Total liabilities.................................   1,239,975    1,102,342
                                                              ----------   ----------
Stockholder's equity:
  Common stock, par value $10 per share. 250,000 shares
     authorized, issued and outstanding.....................       2,500        2,500
  Additional paid-in capital................................      23,244       19,916
  Net unrealized holding gain on investments
     available-for-sale, net of deferred tax expense of
     $7,207 and $3,367 in 1997 and 1996, respectively.......      13,371        6,252
  Retained earnings.........................................     220,346      232,042
                                                              ----------   ----------
          Total stockholder's equity........................     259,461      260,710
Commitments and contingencies (notes 9, 10, 11, 13 and 14)
                                                              ----------   ----------
          Total liabilities and stockholder's equity........  $1,499,436   $1,363,052
                                                              ==========   ==========

          See accompanying notes to consolidated financial statements.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
                 YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                               1997        1996        1995
                                                             --------    --------    --------
Revenues:
  Premiums:
     Life and annuity......................................  $ 25,282    $ 24,187    $ 24,514
     Accident and health...................................   181,944     166,057     156,960
                                                             --------    --------    --------
                                                              207,226     190,244     181,474
  Net investment income....................................    69,175      67,502      65,326
  Other....................................................    13,190      11,250      12,190
                                                             --------    --------    --------
          Total revenues...................................   289,591     268,996     258,990
                                                             --------    --------    --------
Benefits:
  Benefits paid or provided:
     Life and annuity......................................    18,045      18,539      18,849
     Accident and health...................................   105,594      93,858      74,219
  Interest credited to funded contracts....................    30,207      28,386      27,635
  Increase in reserves for future policy benefits:
     Life and annuity (net of increase (decrease) in
       reinsurance reserves ceded of $55, $(3), and $53 in
       1997, 1996, and 1995, respectively).................     2,788       4,336       4,619
     Accident and health (net of increase (decrease) in
       reinsurance reserves ceded of $9,838, $6,704, and
       $(250), in 1997, 1996, and 1995, respectively)......    10,250      13,259      15,535
                                                             --------    --------    --------
                                                              166,884     158,378     140,857
                                                             --------    --------    --------
Expenses:
  Selling costs............................................    56,835      47,105      48,784
  Other operating, administrative and general expenses.....    43,241      44,942      42,586
  Taxes, other than federal income taxes, and licenses and
     fees..................................................     7,251       6,535       6,250
  Increase in deferred policy acquisition costs............   (15,240)    (10,082)    (11,902)
                                                             --------    --------    --------
                                                               92,087      88,500      85,718
                                                             --------    --------    --------
     Total benefits and expenses...........................   258,971     246,878     226,575
                                                             --------    --------    --------
     Income before income taxes............................    30,620      22,118      32,415
Income taxes:
  Current..................................................     2,680       4,421      10,443
  Deferred.................................................     5,802       4,650         554
                                                             --------    --------    --------
                                                                8,482       9,071      10,997
                                                             --------    --------    --------
     Net income............................................  $ 22,138    $ 13,047    $ 21,418
                                                             ========    ========    ========
Basic net income per share.................................  $  88.55    $  52.19    $  85.67
                                                             ========    ========    ========

          See accompanying notes to consolidated financial statements.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                 (IN THOUSANDS)

                                                                               NET
                                                              ADDITIONAL    UNREALIZED
                                                    COMMON     PAID-IN       HOLDING      RETAINED
                                                    STOCK      CAPITAL         GAIN       EARNINGS
                                                    ------    ----------    ----------    --------
Balance at December 31, 1994......................  $2,500      13,633           949      201,777
Net income........................................     --           --            --       21,418
Investments transferred to available for-sale, net
  of deferred taxes...............................     --           --         8,828           --
Increase in unrealized holding gain, net of
  deferred taxes..................................     --           --         6,251           --
Capital contributed by parent on sale of AFI......     --        4,085            --           --
                                                    ------      ------        ------      -------
Balance at December 31, 1995......................  2,500       17,718        16,028      223,195
Net income........................................     --           --            --       13,047
Decrease in unrealized holding gain, net of
  deferred taxes..................................     --           --        (9,776)          --
Capital contributed by parent.....................     --        2,198            --           --
Dividends.........................................     --           --            --       (4,200)
                                                    ------      ------        ------      -------
Balance at December 31, 1996......................  2,500       19,916         6,252      232,042
Net income........................................     --           --            --       22,138
Increase in unrealized holding gain, net of
  deferred taxes..................................     --           --         7,119           --
Capital contributed by parent.....................     --        3,328            --           --
Dividends.........................................     --           --            --      (33,834)
                                                    ------      ------        ------      -------
Balance at December 31, 1997......................  $2,500      23,244        13,371      220,346
                                                    ======      ======        ======      =======

          See accompanying notes to consolidated financial statements.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                 (IN THOUSANDS)

                                                              1997        1996        1995
                                                            ---------   ---------   ---------
Cash flows from operating activities:
  Net income..............................................  $  22,138   $  13,047   $  21,418
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Provision for depreciation on investment real
       estate.............................................        653         935         876
     Accretion of discount on investments.................       (546)       (469)       (605)
     Realized gains on investments........................     (1,823)     (1,793)     (2,423)
     Increase in deferred policy acquisition costs........    (15,240)    (10,082)    (11,902)
     Increase in accrued investment income................       (218)       (478)     (1,819)
     (Increase) decrease in accounts receivable...........    (23,254)    (15,006)        847
     Increase in policy liabilities.......................     56,043      36,130      66,489
     Increase in general expenses, taxes, licenses and
       fees payable and other liabilities.................      2,656       4,257         256
     Deferred income taxes................................      5,802       4,650         554
     Other................................................        949         840         471
                                                            ---------   ---------   ---------
          Total adjustments...............................     25,022      18,984      52,744
                                                            ---------   ---------   ---------
          Net cash provided by operating activities.......     47,160      32,031      74,162
                                                            ---------   ---------   ---------
Cash flows from investing activities:
  Sale, maturity or repayment of investments:
     Fixed maturities held-to-maturity....................     20,940      26,867      73,984
     Fixed maturities available-for-sale..................    133,727     166,678      36,640
     Equity securities....................................     11,673       5,708       5,635
     Mortgage loans on real estate........................     20,200      15,736      12,426
     Real estate..........................................      9,221       9,101       7,677
  Net (increase) decrease in short-term and other
     investments..........................................    (11,013)     (3,416)      3,283
  Purchase of investments:
     Fixed maturities held-to-maturity....................     (4,349)    (45,961)    (60,439)
     Fixed maturities available-for-sale..................   (211,464)   (171,753)   (164,417)
     Equity securities....................................    (19,489)     (4,580)     (4,249)
     Mortgage loans on real estate........................    (24,793)    (24,671)    (14,328)
     Real estate..........................................     (1,403)       (907)     (2,820)
     Policy loans, net....................................       (309)       (194)       (305)
  Cash received from sale of AFI to AFC, net of cash
     transferred..........................................         --          --      21,005
                                                            ---------   ---------   ---------
          Net cash used in investing activities...........    (77,059)    (27,392)    (85,908)
                                                            ---------   ---------   ---------
Cash flows from financing activities:
  Dividends paid to parent................................    (14,156)     (4,200)         --
  Capital contribution from parent........................      3,328          --       4,085
  Proceeds from notes payable.............................    109,775       9,075       7,095
  Repayment of notes payable..............................    (76,583)     (8,278)     (5,849)
                                                            ---------   ---------   ---------
          Net cash provided by (used in) financing
            activities....................................     22,364      (3,403)      5,331
                                                            ---------   ---------   ---------
Net (decrease) increase in cash...........................     (7,535)      1,236      (6,415)
Cash at beginning of year.................................     15,962      14,726      21,141
                                                            ---------   ---------   ---------
Cash at end of year.......................................  $   8,427   $  15,962   $  14,726
                                                            =========   =========   =========

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                                                              1997        1996        1995
                                                            ---------   ---------   ---------
Supplemental disclosure of cash flow information:
  Cash paid during the year for:
     Interest on notes payable............................  $   2,076   $   1,340   $   1,478
                                                            =========   =========   =========
     Federal income taxes.................................  $   4,800   $   7,100   $  12,500
                                                            =========   =========   =========
Supplemental disclosure of noncash investing activities:
  Change in unrealized holding gain on investments
     available-for-sale, net of deferred tax expense
     (benefit) of $3,840, $(6,289), and $15,554, in 1997,
     1996, and 1995, respectively.........................  $   7,119   $  (9,776)  $  15,079
                                                            =========   =========   =========
  Investments transferred to available-for-sale...........  $      --   $      --   $ 300,850
                                                            =========   =========   =========
Supplemental disclosure of noncash financing activities:
  Capital contribution from parent through forgiveness of
     deferred tax liability...............................  $      --   $   2,198   $      --
                                                            =========   =========   =========
  Amounts transferred to Parent through dividend of common
     stock of affiliated companies:
     Fixed maturities.....................................  $   8,567   $      --   $      --
                                                            =========   =========   =========
     Real estate, net.....................................  $   2,632   $      --   $      --
                                                            =========   =========   =========
     Short-term and other investments.....................  $   3,006   $      --   $      --
                                                            =========   =========   =========
     Accounts receivable..................................  $     732   $      --   $      --
                                                            =========   =========   =========
     Accrued investment income............................  $     109   $      --   $      --
                                                            =========   =========   =========
     Other assets.........................................  $     241   $      --   $      --
                                                            =========   =========   =========
     Policy liabilities...................................  $     378   $      --   $      --
                                                            =========   =========   =========
     Notes payable........................................  $   2,312   $      --   $      --
                                                            =========   =========   =========
     Deferred tax liability...............................  $     683   $      --   $      --
                                                            =========   =========   =========
     Other liabilities....................................  $     682   $      --   $      --
                                                            =========   =========   =========
  Amounts transferred to Parent through dividend of common
     stock of non-affiliated companies:
     Common stock.........................................  $   6,485   $      --   $      --
                                                            =========   =========   =========
     Deferred tax liability assumed by the Company........  $  (1,961)  $      --   $      --
                                                            =========   =========   =========

          See accompanying notes to consolidated financial statements.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                       DECEMBER 31, 1997, 1996, AND 1995

(1) SIGNIFICANT ACCOUNTING POLICIES

  Business

     American Fidelity Assurance Company (AFA or the Company) and subsidiaries provide a variety of financial services. AFA is a wholly owned subsidiary of American Fidelity Corporation (AFC), a Nevada insurance holding company. The principal subsidiary of AFA for the years ended December 31, 1996 and 1995, is Security General Life Insurance Company (SGLI), a life insurance company. The Company and its insurance subsidiaries are subject to state insurance regulations and periodic examinations by state insurance departments.

     AFA is licensed in 49 states and the District of Columbia with approximately 34% of direct premiums written in Oklahoma, Texas, and Georgia. AFA is represented by approximately 235 salaried managers and agents, and over 3,500 brokers. Activities of AFA are largely concentrated in the group disability income, group and individual annuity, and individual medical markets. In addition, individual and group life business is also conducted. The main thrust of AFA's sales is worksite marketing of voluntary products through the use of payroll deduction. The Company sells these voluntary products through a salaried sales force that is broken down into two divisions: the Association Group Division (AGD) and American Fidelity Educational Services (AFES). AGD specializes in voluntary disability income insurance programs aimed at selected groups and associations whose premiums are funded by employees through payroll deductions. AFES focuses on marketing to public school employees with ancillary insurance products such as disability income, tax sheltered annuities, life insurance, dread disease, and accidental death and dismemberment. These premiums are also funded by employees through payroll deductions. The expertise gained by the Company in worksite marketing of voluntary products is used by the Brokerage Division in developing products to meet special situations and focuses on marketing to a broad range of employers through independent broker agencies and agents interested in getting into or enhancing their payroll deduction capability.

     A significant portion of the Company's business consists of group and individual annuities. The Company's earnings related to these products are impacted by conditions in the overall interest rate environment. Additionally, the Company has taken measures to reduce its involvement with major medical products in order to concentrate on its more profitable lines of business.

  Basis of Presentation and Principles of Consolidation

     The consolidated financial statements have been prepared in conformity with generally accepted accounting principles, which vary in some respects from statutory accounting practices prescribed or permitted by state insurance departments. (See note 2.) The consolidated financial statements include the accounts and operations of AFA and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in the consolidated financial statements.

  Use of Estimates

     Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these consolidated financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates. Principal estimates that could change in the future are the actuarial assumptions used in establishing deferred policy acquisition costs and policy liabilities.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

INVESTMENTS

     Management determines the appropriate classification of investments at the time of purchase. If management has the intent and the Company has the ability at the time of purchase to hold the investments until maturity, they are classified as held-to-maturity and carried at amortized cost. Investments to be held for indefinite periods of time and not intended to be held-to-maturity are classified as available-for-sale and carried at fair value. Fair value of investments available-for-sale are based on quoted market prices.

     The effect of any unrealized holding gains or losses on securities available-for-sale are reported as a separate component of stockholder's equity, net of deferred taxes. Transfers of securities between categories are recorded at fair value at the date of transfer.

     Fixed maturities held-to-maturity and short-term investments (bonds, notes, and redeemable preferred stocks) are reported at cost, adjusted for amortization of premium or accretion of discount because it is management's intent to hold these investments to maturity. Equity securities (common and nonredeemable preferred stocks) are reported at current fair value. Mortgage loans on real estate are reported at the unpaid balance less an allowance for possible losses. Investment in real estate is carried at cost less accumulated depreciation. Investment in real estate, excluding land, is depreciated on a straight-line basis using estimated lives ranging from 6 to 35 years. Policy loans are reported at the unpaid balance.

     Realized gains or losses on disposal of investments are determined on a specific-identification basis and are included in the accompanying consolidated statements of income.

     Because the Company's primary business is in the insurance industry, the Company holds a significant amount of assets that are matched with its liabilities in relation to maturity and interest margin. In order to maximize earnings and minimize risk, the Company invests in a diverse portfolio of investments. The portfolio is diversified by geographic region, investment type, underlying collateral, maturity, and industry. Management does not believe the Company has any significant concentrations of credit risk in its investments.

     The investment portfolio includes fixed maturities, equity securities, mortgage loans, real estate, policy loans, and short-term investments. The Company's portfolio does not include any fixed maturities that are low investment-grade and have a high-yield ("junk bonds"). The Company limits its risks by investing in fixed maturities and equity securities of rated companies; mortgage loans adequately collateralized by real estate; selective real estate supported by appraisals; and policy loans collateralized by policy cash values. In addition, the Company performs due diligence procedures prior to making mortgage loans. These procedures include evaluations of the creditworthiness of the mortgagees and/or tenants and independent appraisals. Certain fixed maturities are guaranteed by the United States government.

     The Company periodically reviews its investment portfolio to determine if allowances for possible losses are necessary. In connection with this determination, management reviews published market values, credit ratings, independent appraisals, and other valuation information. While management believes that the allowances are adequate, adjustments may be necessary in the future due to changes in economic conditions. In addition, regulatory agencies periodically review investment valuation as an integral part of their examination process. Such agencies may require the Company to recognize adjustments to the losses based upon available information and judgments of the regulatory examiners at the time of their examination.

  Recognition of Premium Revenue and Costs

     Revenues from life, payout annuity (with life contingencies), and accident and health policies represent premiums recognized over the premium-paying period and are included in life, annuity, and accident and health premiums. Expenses are associated with earned premiums to result in recognition of profits over the life of the policies. Expenses include benefits paid to policyholders and the change in the reserves for future policy benefits.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

     Revenues from accumulation policies, which are included in other revenues, represent amounts assessed against policyholders. Such assessments are principally surrender charges. Policyholder account balances for accumulation annuities consist of premiums received, plus credited interest, less accumulated policyholder assessments. Policyholder account balances are reported in the consolidated balance sheets as funds held under deposit administration contracts. Expenses for accumulation annuities represent interest credited to policyholder account balances.

     Revenues from most universal life policies, which are included in other revenues, represent amounts assessed against policyholders. Such assessments are principally mortality charges, surrender charges, and policy service fees. Policyholder account balances consist of premiums received plus credited interest, less accumulated policyholder assessments. Policyholder account balances are reported in the consolidated balance sheets as other policy liabilities. Expenses include interest credited to policyholder account balances and benefits in excess of account balances returned to policyholders.

  Policy Acquisition Costs

     The Company defers costs which vary with and are primarily related to the production of new business. Deferred costs associated with life, annuity, universal life, and accident and health insurance policies consist principally of field sales compensation, direct response costs, underwriting and issue costs, and related expenses. Deferred costs associated with life policies are amortized (with interest) over the anticipated premium paying period of the policies using assumptions that are consistent with the assumptions used to calculate policy reserves. Deferred costs associated with annuities and universal life policies are amortized over the life of the policies at a constant rate based on the present value of the estimated gross profit to be realized. Deferred costs related to accident and health insurance policies are amortized over the anticipated premium paying period of the policies based on the Company's experience. Deferred policy acquisition costs are subject to recoverability testing at time of policy issue and at the end of each accounting period, and are written off if determined to be unrecoverable.

  Policy Liabilities

     Life and annuity and accident and health policy benefit reserves are primarily calculated using the net level reserve method. The net level reserve method includes assumptions as to future investment yields, withdrawal rates, mortality rates, and other assumptions based on the Company's experience. These assumptions are modified as necessary to reflect anticipated trends and include provisions for possible unfavorable deviation.

     Reserves for benefits payable are determined using case-basis evaluations and statistical analyses. These reserves represent the estimate of all benefits incurred but unpaid. The estimates are periodically reviewed and, as adjustments become necessary, they are reflected in current operations. Although such estimates are the Company's best estimate of the ultimate value, the actual results may vary from these values in either direction.

  Reinsurance

     The Company accounts for reinsurance transactions as prescribed by Statement of Financial Accounting Standards No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" (Statement 113). Statement 113 requires the reporting of reinsurance transactions relating to the balance sheet on a gross basis and precludes immediate gain recognition on reinsurance contracts.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

  Income Taxes

     Income taxes are accounted for under the asset and liability method. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  Equipment

     Equipment, which is included in other assets, is stated at cost and is depreciated on a straight-line basis using estimated lives of 3 to 10 years. Additions, renewals, and betterments are capitalized. Expenditures for software, maintenance, and repairs generally are expensed. Upon retirement or disposal of an asset, the asset and related accumulated depreciation are eliminated and any related gain or loss is included in income.

  Separate Account

     The Company maintains a separate account under Oklahoma insurance law designated as American Fidelity Variable Annuity Fund A (the Fund). The Fund is an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. Under Oklahoma law, the assets of the Fund are segregated from the Company's assets. The Fund's assets primarily consist of equity securities, cash, and cash equivalents. The Company acts as investment manager of the Fund, assumes certain expense risks, and provides sales and administrative services.

  Basic Net Income Per Share

     Basic net income per share is based on the weighted average number of shares outstanding. During the years ended December 31, 1997, 1996, and 1995, the weighted average number of shares was 250,000. There are no dilutive securities outstanding.

  Reclassifications

     Certain prior year amounts have been reclassified to be consistent with the current year presentation.

(2) STATUTORY FINANCIAL INFORMATION

     The Company is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from financial statements prepared on the basis of generally accepted accounting principles. The Company reported statutory net income for the years ended December 31, 1997 (unaudited), 1996, and 1995, of approximately $16,276,000, $13,227,000, and $30,510,000, respectively. The Company reported statutory capital and surplus at December 31, 1997 (unaudited) and 1996, of approximately $119,523,000 and $146,033,000, respectively.

     Retained earnings of the Company and its insurance subsidiaries are restricted as to payment of dividends by statutory limitations applicable to insurance companies. Without prior approval of the state insurance department, dividends that can be paid by the Company or an insurance subsidiary are generally limited to the greater of (a) 10% of statutory capital and surplus, or
(b) the statutory net gain from operations. These limitations are based on the amounts reported for the previous calendar year.

     The Oklahoma Insurance Department has adopted risk based capital (RBC) requirements for life insurance companies. These requirements are applicable to the Company and its principal subsidiary, SGLI.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. RBC provides for surplus formulas similar to target surplus formulas used by commercial rating agencies. The formulas specify various weighting factors that are applied to statutory financial balances or various levels of activity based on the perceived degree of risk, and are set forth in the RBC requirements. The amount determined under such formulas is called the authorized control level RBC (ACLC).

     The RBC guidelines define specific capital levels based on a company's ACLC that are determined by the ratio of the company's total adjusted capital (TAC) to its ACLC. TAC is equal to statutory capital, plus the Asset Valuation Reserve and any voluntary investment reserves, 50% of dividend liability, and certain other specified adjustments. Companies where TAC is less than or equal to 2.0 times ACLC are subject to certain corrective actions, as set forth in the RBC requirements.

     At December 31, 1997 and 1996, the statutory TAC of the Company significantly exceeds the level requiring corrective action. At December 31, 1996, the statutory TAC of SGLI significantly exceeded the level requiring corrective action.

(3) INVESTMENTS

     Investment income for the years ended December 31 is summarized below (in thousands):

                                                          1997       1996       1995
                                                        --------    -------    ------
Interest on fixed maturities..........................  $ 61,556     58,271    53,931
Dividends on equity securities........................        25         44       139
Interest on mortgage loans............................    12,091     11,747    11,543
Investment real estate income.........................     2,285      3,295     4,055
Interest on policy loans..............................     1,411      1,281     1,200
Interest on short-term investments....................       244        120       571
Net realized gains on investments.....................     1,823      1,793     2,423
Other.................................................       787      1,186     1,071
                                                        --------    -------    ------
                                                          80,222     77,737    74,933
Less investment expenses..............................   (11,047)   (10,235)   (9,607)
                                                        --------    -------    ------
Net investment income.................................  $ 69,175     67,502    65,326
                                                        ========    =======    ======

     Net realized gains (losses) and the changes in unrealized gains (losses) on investments for the years ended December 31 are as follows (in thousands):

                                         1997                    1996                    1995
                                 ---------------------   ---------------------   ---------------------
                                 REALIZED   UNREALIZED   REALIZED   UNREALIZED   REALIZED   UNREALIZED
                                 --------   ----------   --------   ----------   --------   ----------
Fixed maturities
  held-to-maturity.............   $  173          --      (1,127)         --         581          --
Fixed maturities available-
  for-sale.....................      449      12,600         573     (19,051)        271      31,529
Equity securities..............       --      (1,641)         27       2,986         611        (896)
Real estate....................    1,219          --       2,398          --       1,436          --
Mortgage loans.................      (15)         --         (68)         --        (196)         --
Other..........................       (3)         --         (10)         --        (280)         --
                                  ------     -------      ------     -------      ------     -------
                                  $1,823      10,959       1,793     (16,065)      2,423      30,633
                                  ======     =======      ======     =======      ======     =======

     Included in the above realized gains (losses) is the increase (decrease) in the allowance for possible losses on mortgage loans of $16,000, $(790,000), and $235,000 in 1997, 1996, and 1995, respectively, and the increase in the allowance for losses on investment real estate of $117,000 in 1996. In addition, the Company

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES realized net gains (losses) of approximately $1,000, and $(11,000) during 1996, and 1995, respectively, on investments in fixed maturities that were called or prepaid.

     In December 1995, the Company transferred investments with an estimated fair value and an amortized cost of approximately $300,850,000 and $287,269,000, respectively, from the held to-maturity portfolio to the available-for-sale portfolio at their estimated fair value in response to the guidance included in the Financial Accounting Standards Board Special Report, "A Guide to Implementation of Statement 115." This guidance offered a one-time reassessment opportunity, without calling into question the intent of the Company to hold other securities to maturity in the future. At the date of transfer, the net unrealized gain on the transferred securities was approximately $13,581,000 and was included as an increase in stockholder's equity, net of deferred taxes.

  Held-to-Maturity

     The amortized cost and estimated fair value of investments in fixed maturities held-to-maturity are as follows (in thousands):

                                                          DECEMBER 31, 1997
                                          --------------------------------------------------
                                                         GROSS         GROSS       ESTIMATED
                                          AMORTIZED    UNREALIZED    UNREALIZED      FAIR
                                            COST         GAINS         LOSSES        VALUE
                                          ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations
  of U.S. government corporations and
  agencies..............................  $  9,001         659             --         9,660
Corporate securities....................   131,251       4,826           (354)      135,723
Mortgage-backed securities..............    94,547       2,037           (104)       96,480
                                          --------       -----         ------       -------
          Totals........................  $234,799       7,522           (458)      241,863
                                          ========       =====         ======       =======

                                                          DECEMBER 31, 1996
                                          --------------------------------------------------
                                                         GROSS         GROSS       ESTIMATED
                                          AMORTIZED    UNREALIZED    UNREALIZED      FAIR
                                            COST         GAINS         LOSSES        VALUE
                                          ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations
  of U.S. government corporations and
  agencies..............................  $  9,925         365             --        10,290
Corporate securities....................   142,209       1,078         (2,271)      141,016
Mortgage-backed securities..............    99,810       1,146         (1,228)       99,728
                                          --------       -----         ------       -------
          Totals........................  $251,944       2,589         (3,499)      251,034
                                          ========       =====         ======       =======

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

     The amortized cost and estimated fair value of investments in fixed maturities held-to-maturity at December 31 are shown below (in thousands) by contractual maturity. Expected maturities will differ from contractual maturities because the issuers of such securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       1997
                                                              -----------------------
                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
Due after one year through five years.......................  $ 11,635       11,878
Due after five years through ten years......................    45,957       47,624
Due after ten years.........................................    82,660       85,881
                                                              --------      -------
                                                               140,252      145,383
Mortgage-backed securities..................................    94,547       96,480
                                                              --------      -------
                                                              $234,799      241,863
                                                              ========      =======

     Proceeds from sales of investments in fixed maturities held-to-maturity during 1997, 1996, and 1995 were approximately $9,006,000, $7,948,000, and
$33,685,000, respectively. Gross gains of approximately $173,000, $33,000, and $1,022,000, respectively, were realized on those sales. In 1996 and 1995, gross losses of approximately $1,161,000 and $430,000, respectively, were realized on those sales. In 1997, 1996, and 1995, changes in circumstances caused the Company to change its intent to hold these securities to maturity. These changes primarily consisted of the significant deterioration in the issuers' creditworthiness in 1997, 1996, and 1995.

  Available-for-Sale

     The gross unrealized holding gains on equity securities available-for-sale were $779,000 and $2,369,000 in 1997 and 1996, respectively. Gross unrealized holding losses on equity securities available-for-sale were $66,000 and $15,000 in 1997 and 1996, respectively.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

     The amortized cost and estimated fair value of investments in fixed maturities available-for-sale are as follows (in thousands):

                                                          DECEMBER 31, 1997
                                          --------------------------------------------------
                                                         GROSS         GROSS
                                                       UNREALIZED    UNREALIZED    ESTIMATED
                                          AMORTIZED     HOLDING       HOLDING        FAIR
                                            COST         GAINS         LOSSES        VALUE
                                          ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations
  of U.S. government corporations and
  agencies..............................  $ 89,182        2,249          (65)        91,366
Corporate securities....................   382,599       14,128         (195)       396,532
Mortgage-backed securities..............   150,931        3,909         (161)       154,679
                                          --------       ------         ----        -------
          Totals........................  $622,712       20,286         (421)       642,577
                                          ========       ======         ====        =======

                                                          DECEMBER 31, 1996
                                          --------------------------------------------------
                                                         GROSS         GROSS
                                                       UNREALIZED    UNREALIZED    ESTIMATED
                                          AMORTIZED     HOLDING       HOLDING        FAIR
                                            COST         GAINS         LOSSES        VALUE
                                          ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations
  of U.S. government corporations and
  agencies..............................  $ 86,884        1,627          (674)       87,837
Corporate securities....................   353,707        7,074        (2,414)      358,367
Mortgage-backed securities..............   111,265        2,135          (483)      112,917
                                          --------       ------        ------       -------
          Totals........................  $551,856       10,836        (3,571)      559,121
                                          ========       ======        ======       =======

     The amortized cost and estimated fair value of investments in fixed maturities available-for-sale at December 31 are shown below (in thousands) by contractual maturity. Expected maturities will differ from contractual maturities because the issuers of such securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       1997
                                                              -----------------------
                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
Due in one year or less.....................................  $ 22,964       23,140
Due after one year through five years.......................   157,919      162,717
Due after five years through ten years......................   202,614      209,128
Due after ten years.........................................    88,284       92,913
                                                              --------      -------
                                                               471,781      487,898
Mortgage-backed securities..................................   150,931      154,679
                                                              --------      -------
                                                              $622,712      642,577
                                                              ========      =======

     Proceeds from sales of investments in fixed maturities available-for-sale were approximately $100,220,000, $136,577,000, and $31,944,000 in 1997, 1996,
and 1995, respectively. Gross gains of approximately $1,152,000, $1,257,000, and $359,000 and gross losses of approximately $703,000, $684,000, and $88,000 were realized on those sales in 1997, 1996, and 1995, respectively.

     At December 31, 1997 and 1996, investments with carrying values of approximately $2,497,000 and $5,282,000, respectively, were on deposit with state insurance departments as required by statute.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

(4) FAIR VALUE OF FINANCIAL INSTRUMENTS

     A summary of the Company's financial instruments (in thousands) and the fair value estimates, methods, and assumptions are set forth below:

                                                            1997                      1996
                                                   ----------------------    ----------------------
                                                   CARRYING    ESTIMATED     CARRYING    ESTIMATED
                                                    AMOUNT     FAIR VALUE     AMOUNT     FAIR VALUE
                                                   --------    ----------    --------    ----------
Financial assets:
  Cash...........................................  $  8,427       8,427       15,962       15,962
  Short-term and other investments...............    20,770      20,770       12,763       12,763
  Accounts receivable............................    35,819      35,819       34,006       34,006
  Accrued investment income......................    14,357      14,357       14,248       14,248
  Reinsurance receivables on paid and unpaid
     benefits....................................    57,503      57,503       36,794       36,794
  Policy loans...................................     8,668       8,668        8,359        8,359
  Fixed maturities held-to-maturity..............   234,799     241,863      251,944      251,034
  Fixed maturities available-for-sale............   642,577     642,577      559,121      559,121
  Equity securities..............................    11,736      11,736       12,046       12,046
  Mortgage loans.................................   135,122     145,763      130,508      137,978
Financial liabilities:
  Certain policy liabilities.....................   639,272     620,976      613,151      596,386
  Other liabilities..............................    36,099      36,099       34,125       34,125
  Notes payable..................................    50,719      51,247       19,839       19,758

 Cash, Short-term and Other Investments, Accounts Receivable, Accrued Investment Income, Reinsurance Receivables on Paid and Unpaid Benefits, and Other Liabilities

     The carrying amount of these financial instruments approximates fair value because they mature within a relatively short period of time and do not present unanticipated credit concerns.

  Policy Loans

     Policy loans have average interest rates of 6.95% and 6.60% as of December 31, 1997 and 1996, respectively, and have no specified maturity dates. The aggregate fair value of policy loans approximates the carrying value reflected on the consolidated balance sheets. These loans typically carry an interest rate that is tied to the crediting rate applied to the related policy and contract reserves. Policy loans are an integral part of the life insurance policies which the Company has in force and cannot be valued separately.

  Fixed Maturity Investments

     The fair value of fixed maturity investments is estimated based on bid prices published in financial newspapers or bid quotations received from securities dealers. The fair value of certain securities is not readily available through market sources other than dealer quotations, so fair value estimates are based on quoted market prices of similar instruments, adjusted for the differences between the quoted instruments and the instruments being valued.

     The fair value of equity securities investments of the Company is based on bid prices published in financial newspapers or bid quotations received from securities dealers.

  Mortgage Loans

     Fair values are estimated for portfolios of loans with similar characteristics. Mortgage loans are segregated into either commercial or residential categories, and have average net yield rates of 8.70% and

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

8.92% for December 31, 1997 and 1996, respectively. The fair value of mortgage loans was calculated by discounting scheduled cash flows to maturity using estimated market discount rates of 7.29% and 7.71% for December 31, 1997 and 1996, respectively. These rates reflect the credit and interest rate risk inherent in the loan. Assumptions regarding credit risk, cash flows, and discount rates are judgmentally determined using available market information and specific borrower information. The fair value of certain residential loans is based on the approximate fair value of the underlying real estate securing the mortgages.

  Certain Policy Liabilities

     Certain policies sold by the Company are investment-type contracts. These liabilities are segregated into two categories: deposit administration funds and immediate annuities which do not have life contingencies. The fair value of the deposit administration funds is estimated as the cash surrender value of each policy less applicable surrender charges. The fair value of the immediate annuities without life contingencies is estimated as the discounted cash flows of expected future benefits less the discounted cash flows of expected future premiums, using the current pricing assumptions. The carrying amount of all other policy liabilities approximates fair value.

                                            DECEMBER 31, 1997         DECEMBER 31, 1996
                                          ----------------------    ----------------------
                                          CARRYING    ESTIMATED     CARRYING    ESTIMATED
                                           AMOUNT     FAIR VALUE     AMOUNT     FAIR VALUE
                                          --------    ----------    --------    ----------
                                              (IN THOUSANDS)            (IN THOUSANDS)
Funds held under deposit administration
  contracts............................   $580,499      562,961      556,665      540,105
Annuities..............................     58,773       58,015       56,486       56,281

  Notes Payable

     The fair value of the Company's notes payable is estimated by discounting the scheduled cash flows of each instrument through the scheduled maturity. The discount rates used are similar to those used for the valuation of the Company's commercial mortgage loan portfolio, except for the Company's notes payable to the Federal Home Loan Bank of Topeka, which are valued using discount rates at or near the carried rates because the notes have relatively short lives or carry the option of conversion to an adjustable rate.

  Limitations

     Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they reflect income taxes on differences between fair value and tax basis of the assets. Because no established exchange exists for a significant portion of the Company's financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

(5) DEFERRED POLICY ACQUISITION COSTS

     Deferred policy acquisition costs principally represent field sales compensation, direct response costs, underwriting and issue costs, and related expenses. Information relating to the increase in deferred policy acquisition costs, is summarized as follows (in thousands):

                                                       LIFE         ACCIDENT
                                                    AND ANNUITY    AND HEALTH     TOTAL
                                                    -----------    ----------    --------
Year ended December 31, 1997:
  Deferred costs.................................     $ 8,600       $ 28,734     $ 37,334
  Amortization...................................      (5,581)       (16,513)     (22,094)
                                                      -------       --------     --------
  Net increase...................................     $ 3,019       $ 12,221     $ 15,240
                                                      =======       ========     ========
Year ended December 31, 1996:
  Deferred costs.................................       7,088         22,145       29,233
  Amortization...................................      (6,437)       (12,714)     (19,151)
                                                      -------       --------     --------
  Net increase...................................     $   651       $  9,431     $ 10,082
                                                      =======       ========     ========
Year ended December 31, 1995:
  Deferred costs.................................       9,234         17,516       26,750
  Amortization...................................      (3,385)       (11,463)     (14,848)
                                                      -------       --------     --------
  Net increase...................................     $ 5,849       $  6,053     $ 11,902
                                                      =======       ========     ========

(6) RESERVES FOR FUTURE POLICY BENEFITS

     Reserves for life and annuity future policy benefits as of December 31 are principally based on the interest assumptions set forth below (in thousands):

                                                                          INTEREST
                                                 1997        1996        ASSUMPTIONS
                                               --------    --------    ---------------
Life and annuity reserves:
  Issued prior to 1970.......................  $  3,308    $  3,305         4.75%
  Issued 1970 through 1980...................    28,796      28,792    6.75% to 5.25%
  Issued after 1982 (indeterminate premium
     products)...............................       559         530    10.00% to 8.50%
  Issued through 1987 (SGLI acquisition).....     1,360       1,423        11.00%
  Issued 1981 -- 1994 (all other)............    28,018      27,357    8.50% to 7.00%
  Issued after 1994 (all other)..............     2,892       1,701         7.00%
  Life contingent annuities..................    30,894      30,151       Various*
  Group term life waiver of premium disabled
     lives...................................     5,311       5,105         6.00%
  All other life reserves....................     4,525       4,456        Various
                                               --------    --------
                                               $105,663    $102,820
                                               ========    ========

---------------

* These reserves are revalued as limited-pay contracts. As a result, the reserve is somewhat greater than the present value of future benefits and expenses at these interest rates, i.e., the actual interest rates required to support the reserves are somewhat lower than the rates shown.

     Assumptions as to mortality are based on the Company's prior experience. This experience approximates the 1955-60 Select and Ultimate Table (individual life issued prior to 1981), the 1965-70 Select and Ultimate Table (individual life issued in 1981 and after) and the 1960 Basic Group Table (all group issues).

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

Assumptions for withdrawals are based on the Company's prior experience. All assumptions used are adjusted to provide for possible adverse deviations.

(7) LIABILITY FOR BENEFITS PAYABLE

     The provision for benefits pertaining to prior years did not change significantly in 1997. The provisions for benefits pertaining to prior years decreased in 1996 by approximately $1,850,000 primarily due to the improvement in the loss ratios of life and cancer products.

(8) NOTES PAYABLE

     Notes payable as of December 31 is summarized as follows:

                                                               1997       1996
                                                              -------    -------
                                                                (IN THOUSANDS)
5.91% line of credit, due in 1998, interest due monthly.....  $ 3,500    $ 3,500
5.97% line of credit, due in 1998, interest due monthly.....    5,000      5,000
5.54% line of credit, due in 1998, interest due monthly.....    3,500         --
5.56% line of credit, due in 1998, interest due monthly.....    5,000         --
5.66% line of credit, due in 1999, interest due monthly.....    3,000         --
5.62% line of credit, due in 1999, interest due monthly.....   10,000         --
6.84% line of credit, due in 2000, interest due monthly.....    4,000      4,000
5.81% line of credit, due in 2002, interest due monthly.....   10,000         --
5.78% line of credit, due in 2002, interest due monthly.....    3,000         --
8.4% mortgage loan, due in monthly installments of $22,000
  (including interest) to 2027..............................    2,881      2,902
Other.......................................................      838      2,054
Various notes payable, paid in 1997.........................       --      2,383
                                                              -------    -------
                                                              $50,719    $19,839
                                                              =======    =======

     The promissory notes are guaranteed by AFC. The mortgage loan is secured by a mortgage on other investment real estate. The mortgage loan is also secured by an assignment of the leases on investment real estate.

     AFA has a $50,000,000 line of credit with the Federal Home Loan Bank of Topeka. The line of credit is secured by investment securities pledged as collateral by AFA with a carrying value of approximately $61,954,000 at December 31, 1997. The collateral required for this line of credit at December 31, 1997, was $57,500,000. The pledged securities are held in the Company's name in a custodial account at Bank of Oklahoma to secure current and future borrowings. To participate in this available credit, AFA has purchased 114,916 shares of Federal Home Loan Bank of Topeka common stock with a total carrying value of approximately $11,491,600 at December 31, 1997.

     The Company has unused lines of credit of $3,000,000 at December 31, 1997.

     Interest expense for the years ended December 31, 1997, 1996, and 1995, totaled approximately $2,076,000, $1,319,000, and $1,482,000, respectively.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

     Scheduled maturities (excluding interest) of the above indebtedness at December 31, 1997, are as follows (in thousands):

1998...............................................  $17,070
1999...............................................   13,078
2000...............................................    4,084
2001...............................................       92
2002...............................................   13,100
Thereafter.........................................    3,295
                                                     -------
                                                     $50,719
                                                     =======

(9) INCOME TAXES

     Total income tax expense in the accompanying consolidated statements of income differs from the federal statutory rate of 35% of income before income taxes principally due to the recapture of certain tax reserve benefits on reinsurance recaptured by the ceding company in 1997, loss on the disposition of a subsidiary in 1997, payments made to AFC in 1997 treated as management fees for tax purposes, and the correction of prior year estimates of deferred taxes in 1997 and 1996.

     The tax effects of temporary differences that give rise to the deferred tax assets and deferred tax liabilities at December 31, are presented below (in thousands):

                                                                1997        1996
                                                              --------    --------
Deferred tax assets:
  Investment real estate....................................  $     --    $    311
  Other investments.........................................       522         428
  Life and health reserves..................................    12,783      12,956
  Other liabilities.........................................        --       1,433
                                                              --------    --------
          Total gross deferred tax assets...................    13,305      15,128
                                                              --------    --------
Deferred tax liabilities:
  Fixed maturities..........................................    (7,602)     (3,010)
  Equity securities.........................................      (250)       (824)
  Deferred policy acquisition costs.........................   (57,151)    (51,937)
  Investment real estate....................................       (39)         --
  Other assets..............................................    (6,863)     (7,635)
  Other liabilities.........................................      (598)         --
                                                              --------    --------
          Total gross deferred tax liabilities..............   (72,503)    (63,406)
                                                              --------    --------
          Net deferred tax liability........................  $(59,198)   $(48,278)
                                                              ========    ========

     Management believes that it is more likely than not that the results of operations will generate sufficient taxable income to realize the deferred tax assets reported on the consolidated balance sheets.

     The Company and its subsidiaries are included in AFC's consolidated federal income tax return. Income taxes are reflected in the accompanying consolidated financial statements as if the Company and its subsidiaries were separate tax paying entities. At December 31, 1997 and 1996, other accounts receivable includes income taxes receivable from AFC and other members of the consolidated group of approximately $6,550,000 and $4,988,000, respectively.

     Prior to 1984, life insurance companies were taxed under the 1959 Tax Act on the lesser of taxable income or gain from operations plus one-half of any excess of gain from operations over taxable investment

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES income. The one-half of the excess of the gain from operations was accumulated in a special memorandum tax account known as the "policyholders surplus account"
(PSA). Accumulations at December 31, 1997 were approximately $8,161,000 for AFA. Pursuant to the Tax Reform Act of 1984, the PSA was "frozen" at the December 31, 1983, amount and, accordingly, no further additions to the PSA will be made. These excess amounts in the PSA will become taxable at the regular corporate tax rate, if distributions to stockholders exceed certain stated amounts or if certain criteria are not met. No provision for deferred federal income taxes applicable to the PSA has been made because management is of the opinion that no distribution of the PSA will be made in the foreseeable future.

(10) REINSURANCE

     Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Management believes that all reinsurers presently used are financially sound and will be able to meet their contractual obligations; therefore, no allowance for uncollectible amounts has been included in the financial statements. At December 31, 1997 and 1996, reinsurance receivables with a carrying value of approximately $18,183,000 and $11,688,000, respectively were associated with two reinsurers.

     During 1997, the Company entered into litigation with one of its reinsurance carriers. The litigation is still in process. Management and legal counsel do not expect the anticipated result to have a material financial impact on the Company.

     Reinsurance agreements in effect for life insurance policies vary according to the age of the insured and the type of risk. Retention amounts for life insurance range from $500,000 on group life to $250,000 on individual life coverages, with slightly lower limits on accidental death benefits. At December 31, 1997 and 1996, the face amounts of life insurance in force that are reinsured amounted to approximately $307,000,000 (approximately 4.6% of total life insurance in force) and approximately $403,000,000 (approximately 6.3% of total life insurance in force), respectively.

     Reinsurance agreements in effect for accident and health insurance policies vary with the type of coverage. Retention limits range from $50,000 for individual cancer coverage to $250,000 for major medical coverage.

     The effects of reinsurance agreements on earned and written premiums, prior to deductions for benefits and commission allowances, were approximately $(92,731,000), $(83,947,000), and $(76,143,000) for life and accident and health reinsurance ceded, and $416,000, $2,897,000, and $2,750,000 for life and accident and health reinsurance assumed, for the years ended December 31, 1997, 1996 and 1995, respectively.

     Reinsurance agreements reduced benefits paid for life and accident and health policies by approximately $72,522,000, $61,730,000, and $52,318,000 for the years ended December 31, 1997, 1996, and 1995, respectively.

     Since 1990, the Company has been involved in a reinsurance agreement with SGLI. This agreement was amended in 1994 which allowed SGLI to cede most of its individual major medical business to an unaffiliated company. This transaction consists of a coinsurance agreement. The transaction was approved by the Oklahoma Insurance Department.

     In 1995, AFA and SGLI entered into an assumption agreement whereby AFA assumed all of SGLI's remaining rights and insurance liability in force. The assumption is pending policyholder approval, as certain states allow as much as three years for policyholders to reject an assumption.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

     In 1997, AFA and SGLI entered into an assumption agreement whereby SGLI assumed a small block of life business and a block of stop-loss medical business from AFA.

(11) EMPLOYEE BENEFIT PLANS

     The Company and its subsidiaries participate in a pension plan (the Plan) covering all employees who have satisfied longevity and age requirements. The Company's funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

     The Plan's funded status as of December 31 is summarized as follows (in thousands):

                                                               1997       1996
                                                              -------    -------
Actuarial present value of benefit obligation:
  Vested benefits...........................................  $14,455     11,248
  Nonvested benefits........................................    1,850      1,420
                                                              -------    -------
          Total accumulated benefit obligation..............  $16,305    $12,668
                                                              =======    =======
Projected benefit obligation for service rendered to date...   19,466     14,679
Plan assets, at fair value..................................   21,839     16,864
                                                              -------    -------
Plan assets in excess of projected benefit obligation.......    2,373      2,185
Unrecognized transition amount..............................     (298)      (443)
Unrecognized prior service cost due to plan amendment.......      449        521
Unrecognized net loss.......................................      205        370
                                                              -------    -------
Prepaid pension cost included in other assets...............  $ 2,729      2,633
                                                              =======    =======

     In determining the projected benefit obligation, the weighted average assumed discount rate used was 7.0% and 7.5% in 1997 and 1996, respectively. The rate of increase in future salary levels was 5.0% in 1997 and 1996. The expected long-term rate of return on assets used in determining net periodic pension cost was 9.5% in 1997 and 1996. Plan assets are invested in fixed maturities, equity securities, short-term investments and in an unallocated deposit administration contract with the Company.

     Net periodic pension cost for the years ended December 31 included the following (in thousands):

                                                         1997       1996       1995
                                                        -------    -------    -------
Service costs -- benefits earned during period........  $ 1,284    $ 1,237    $ 1,025
Interest cost.........................................    1,193      1,054        919
Return on plan assets.................................   (4,065)    (3,711)    (2,455)
Net amortization and deferral.........................    2,332      2,421      1,366
                                                        -------    -------    -------
Net periodic pension cost.............................  $   744    $ 1,001    $   855
                                                        =======    =======    =======

     The Company participates in a defined contribution thrift and profit sharing plan as provided under section 401(a) of the Internal Revenue Code, which includes the tax deferral feature for employee contributions provided by section 401(k) of the Internal Revenue Code. The Company contributed approximately $881,000, $822,000, and $831,000 to this plan during the years ended December 31, 1997, 1996, and 1995, respectively.

(12) DISCONTINUED OPERATIONS

     Effective January 1, 1995, AFA sold its subsidiary American Fidelity Insurance Company (AFI), a property and casualty insurance company, to AFC for approximately $28,717,000. In connection with this

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES sale, AFC contributed capital of approximately $4,085,000 to AFA as reflected in the accompanying consolidated statement of stockholder's equity.

(13) COMMITMENTS AND CONTINGENCIES

     Rent expense for the years ended December 31, 1997, 1996, and 1995, was approximately $6,163,000, $5,674,000, and $5,133,000, respectively. A portion of rent expense relates to leases that expire or are cancelable within one year. The aggregate minimum annual rental commitments as of December 31, 1997, under noncancellable long-term leases for office space are as follows (in thousands):

1998................................................  $2,863
1999................................................   1,756
2000................................................     798
2001................................................     370
2002................................................     308
Thereafter..........................................     331

     The Company has pledged approximately $31,423,000 of its treasury notes as collateral on lines of credit held by affiliated companies.

     The Company has outstanding mortgage loan commitments of approximately $8,165,000 and $13,182,000 at December 31, 1997 and 1996, respectively.

     In the normal course of business, there are various legal actions and proceedings pending against the Company and its subsidiaries. In management's opinion, the ultimate liability, if any, resulting from these legal actions will not have a material adverse effect on the Company's financial position.

(14) LEASES

     The Company leases various real estate properties to nonaffiliates under operating lease agreements, with lease expiration dates ranging from 1998 through 2003. The properties leased are included in the consolidated balance sheets as investment real estate with the related debt included in notes payable. Rental income on these properties is included in the consolidated statements of income as net investment income.

     Investments in real estate held for lease can be summarized as follows (in thousands):

                                                               1997     1996
                                                              ------    -----
Land and buildings..........................................  $3,325    4,857
Less accumulated depreciation...............................     685    1,567
                                                              ------    -----
          Net investment....................................   2,640    3,290
Less indebtedness...........................................     839      884
                                                              ------    -----
Investment net of indebtedness..............................  $1,801    2,406
                                                              ======    =====

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

     Future minimum rentals on noncancellable operating leases can be summarized as follows (in thousands):

                         YEAR ENDED
                        DECEMBER 31,
                        ------------
     1998...................................................  $  392
     1999...................................................     253
     2000...................................................     181
     2001...................................................     133
     2002...................................................     117
     Thereafter.............................................      31
                                                              ------
Total future minimum rentals................................  $1,107
                                                              ======

(15) RELATED PARTY TRANSACTIONS

     The Company and its subsidiaries lease automobiles, furniture, and equipment from a partnership that owns a controlling interest in AFC. These operating leases are cancelable upon one month's notice. During the years ended December 31, 1997, 1996, and 1995, rentals paid under these leases were approximately $3,577,000, $2,966,000, and $2,955,000, respectively.

     During the year ended December 31, 1997, the Company paid investment advisory fees to a partnership that owns a controlling interest in AFC totaling approximately $3,232,000.

     During the years ended December 31, 1997, 1996, and 1995, the Company and its subsidiaries paid management fees and investment advisory fees to AFC totaling approximately $2,848,000, $16,536,000, and $17,885,000, respectively.

     The Company and its subsidiaries lease office space from a subsidiary of AFC. The rent payments associated with the lease will be approximately $2,100,000 per year for the next 15 years.

     During 1997, the Company paid a dividend of approximately $33,834,000 to AFC. This dividend was in the form of cash payments of approximately $8,800,000, common stock in affiliated companies (including SGLI) of approximately $16,588,000 (including deferred tax liabilities assumed by AFC of $683,000), and common stock in non-affiliated companies of approximately $8,446,000 (including a deferred tax liability retained by the Company of $1,961,000). This transaction was approved by the Oklahoma Insurance Department.

     Short-term and other investments at December 31, 1997 includes a note receivable from AFC of approximately $3,328,000, maturing in 1998.

     During 1997, the Company entered into a three-year software lease agreement with AFC. Lease expense related to this agreement was approximately $569,000 and is included in selling costs and other operating, administrative and general expenses.

     Short-term and other investments at December 31, 1995 include notes receivable from AFC totaling approximately $6,485,000 which were repaid in 1996. During the years ended December 31, 1996 and 1995, the Company recorded investment income on the notes from AFC of approximately $481,000, and $699,000, respectively.

     AFC and several of its subsidiaries rented office space in the home office building from the Company until the home office building was sold in 1997. During the years ended December 31, 1997, 1996, and 1995, the Company received rental income from AFC and several of its subsidiaries of approximately $299,000, $1,280,000, and $1,281,000, respectively.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

     During 1996, AFC contributed capital of approximately $2,198,000 through forgiveness of a deferred tax liability owed by AFA to AFC.

     An officer of AFC serves on the board of directors of a financial institution in which the Company maintains cash balances.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                  SCHEDULE III -- BUSINESS SEGMENT INFORMATION
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                                 (IN THOUSANDS)

     The Company's reportable segments are its strategic business units. The components of operations for the years ended December 31, 1997, 1996, and 1995 are included in the table below.

     Assets and related investment income are allocated based upon related insurance reserves which are backed by such assets. Other operating expenses are allocated in relation to the mix of related revenues.

                                                            1997          1996          1995
                                                         ----------    ----------    ----------
TOTAL REVENUES:
  American Fidelity Education Services Division........  $  152,021    $  142,493    $  129,628
  Association Group Division...........................     105,784        99,979        96,140
  Brokerage Division...................................      32,290        24,558        31,898
  Non insurance operations.............................        (504)        1,966         1,324
                                                         ----------    ----------    ----------
                                                         $  289,591    $  268,996    $  258,990
                                                         ==========    ==========    ==========
PRETAX EARNINGS:
  American Fidelity Education Services Division........      24,621        14,275        16,034
  Association Group Division...........................      10,683         9,349         5,751
  Brokerage Division...................................      (2,344)       (1,903)       10,113
  Non insurance operations.............................      (2,340)          397           517
                                                         ----------    ----------    ----------
                                                         $   30,620    $   22,118    $   32,415
                                                         ==========    ==========    ==========
TOTAL ASSETS:
  American Fidelity Education Services Division........   1,029,976       922,671       885,216
  Association Group Division...........................     192,507       197,225       181,426
  Brokerage Division...................................     274,818       239,986       231,774
  Non insurance operations.............................       2,135         3,170         1,891
                                                         ----------    ----------    ----------
                                                         $1,499,436    $1,363,052    $1,300,307
                                                         ==========    ==========    ==========


                See accompanying independent auditors' report.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                           SCHEDULE IV -- REINSURANCE
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                                 (IN THOUSANDS)

                                                    CEDED      ASSUMED                   PERCENTAGE
                                       GROSS      TO OTHER    FROM OTHER      NET        OF AMOUNT
                                       AMOUNT     COMPANIES   COMPANIES     AMOUNT     ASSUMED TO NET
                                     ----------   ---------   ----------   ---------   --------------
Year ended December 31, 1997
Life insurance in force............  $6,872,047    306,917          10     6,565,140          --%
                                     ==========    =======     =======     =========
  Premiums:
     Life insurance................      26,756      1,474          --        25,282          --%
     Accident and health
       insurance...................     272,785     91,257         416       181,944          --%
                                     ----------    -------     -------     ---------
          Total premiums...........  $  299,541     92,731         416       207,226          --%
                                     ==========    =======     =======     =========
Year ended December 31, 1996
  Life insurance in force..........  $6,276,241    403,148     125,101     5,998,194        2.09%
                                     ==========    =======     =======     =========
  Premiums:
     Life insurance................      23,240      1,907       2,854        24,187       11.80%
     Accident and health
       insurance...................     248,054     82,040          43       166,057        0.00%
                                     ----------    -------     -------     ---------
          Total premiums...........  $  271,294     83,947       2,897       190,244        1.52%
                                     ==========    =======     =======     =========
Year ended December 31, 1995
  Life insurance in force..........  $5,679,074    277,982     131,621     5,532,713        2.38%
                                     ==========    =======     =======     =========
  Premiums:
     Life insurance................      23,527      1,758       2,745        24,514       11.20%
     Accident and health
       insurance...................     231,340     74,385           5       156,960          --%
                                     ----------    -------     -------     ---------
          Total premiums...........  $  254,867     76,143       2,750       181,474        1.52%
                                     ==========    =======     =======     =========

                 See accompanying independent auditors' report.

                                     PART C

                                OTHER INFORMATION

ITEM 24 -- FINANCIAL STATEMENTS AND EXHIBITS


         (a)      Financial Statements

         The following financial statements are included in Part B of this registration statement:


AMERICAN FIDELITY SEPARATE ACCOUNT A


         Statement of Assets and Liabilities as of January 1, 1999 (unaudited) Notes to Statement of Assets and Liabilities (unaudited)


AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES


         Independent Auditors' Report
         Consolidated Balance Sheets as of December 31, 1997 and 1996 Consolidated Statements of Income for the Years Ended December 31, 1997, 1996 and 1995
         Consolidated Statements of Stockholder's Equity for the Years Ended
           December 31, 1997, 1996 and 1995
         Consolidated Statements of Cash Flows for the Years Ended December 31,
           1997, 1996 and 1995
         Notes to Consolidated Financial Statements
         Schedule III - Business Segment Information for the Years Ended December 31, 1997, 1996 and 1995
         Schedule IV _ Reinsurance for the Years Ended December 31, 1997, 1996 and 1995


         (b)      Exhibits



Exhibit
Number
1.1  -   Resolution adopted by the Board of Directors of American Fidelity on
         May 7, 1968, authorizing establishment of the Registrant. Incorporated herein by reference to Exhibit 1.1 to Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November
         25, 1998 (No. 2-30771).

1.2  -   Resolution adopted by the Board of Directors of American Fidelity on
         April 6, 1998, authorizing reorganization of the Registrant as a unit investment trust. Incorporated herein by reference to Exhibit 1.2 to
         Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998 (No. 2-30771).

1.3  -   Resolution adopted by the Board of Managers of the Registrant on March
         19, 1998, authorizing reorganization of the Registrant as a unit investment trust. Incorporated herein by reference to Exhibit 1.3 to
         Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998 (No. 2-30771).


2    -   Not applicable.

3    -   Underwriting Contract between the Registrant and American Fidelity
         Securities, Inc. dated December 20, 1972. Incorporated herein by reference to Exhibit 3 to Post-Effective Amendment No. 43 to
         Registrant's registration statement on Form N-4 filed on November 25,
         1998 (No. 2- 30771).

4.1  -   Form of Variable Annuity Master Contract. Incorporated herein by reference to Exhibit 4.1 to Post-Effective Amendment No. 43 to
         Registrant's registration statement on Form N-4 filed on November 25,
         1998 (No. 2-30771).

4.2  -   Form of Variable Annuity Contract Certificate. Incorporated herein by reference to Exhibit 4.2 to Post-Effective Amendment No. 43 to
         Registrant's registration statement on Form N-4 filed on November 25,
         1998 (No. 2-30771).

5    -   Forms of Variable Annuity Application. Incorporated herein by reference to Exhibit 5 to Post- Effective Amendment No. 43 to Registrant's
         registration statement on Form N-4 filed on November 25, 1998 (No.
         2-30771).

6.1  -   Articles of Incorporation of American Fidelity and all amendments through November 4, 1987. Incorporated herein by reference to Exhibit
         6.1 to Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998 (No. 2-30771).

6.2  -   Amended and Restated Bylaws of American Fidelity dated November 24,
         1997. Incorporated herein by reference to Exhibit 8.2 to Post-Effective
         Amendment No. 42 to Registrant's registration statement on Form N-3 filed on April 24, 1998 (No. 2-30771).

7    -   Not applicable.

8*   -   Fund Participation Agreement dated December 22, 1998 between Registrant and American Fidelity.

9    -   Opinion and Consent of Counsel. Incorporated herein by reference to
         Exhibit 9 to Post-Effective Amendment No. 43 to Registrant's
         registration statement on Form N-4 filed on November 25, 1998 (No.
         2-30771).

10*  -   Independent Auditors' Consent.

11   -   Not applicable.

12   -   Not applicable.

13*  -   Schedule for computation of performance quotations.

14   -   Not applicable.

15   -   American Fidelity organization chart. Incorporated herein by reference to Exhibit 15 to Post- Effective Amendment No. 43 to Registrant's
         registration statement on Form N-4 filed on November 25, 1998 (No.
         2-30771).

16   -   Power of Attorney. Incorporated herein by reference to Exhibit 16 to
         Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998 (No. 2- 30771).


-----------------
* Filed herewith.


ITEM 25 -- DIRECTORS AND OFFICERS OF THE DEPOSITOR


         Name and Principal                             Positions and Offices
          Business Address                              with American Fidelity
         ------------------                             ----------------------
         Lynda L. Cameron                               Director
         2000 N. Classen Boulevard
         Oklahoma City, OK 73106

         William M. Cameron                             Chairman and Chief
         2000 N. Classen Boulevard                      Executive Officer, Director
         Oklahoma City, OK 73106

         David R. Carpenter                             Senior Vice President, Treasurer
         2000 N. Classen Boulevard
         Oklahoma City, OK 73106

         William E. Durrett                             Senior Chairman, Director
         2000 N. Classen Boulevard
         Oklahoma City, OK 73106

         Stephen P. Garrett                             Senior Vice President, Secretary
         2000 N. Classen Boulevard
         Oklahoma City, OK 73106

         William A. Hagstrom                            Director
         800 Research Parkway
         Oklahoma City, OK 73104

         Edward C. Joullian, III                        Director
         2000 N. Classen Boulevard
         Oklahoma City, OK 73106

         Kenneth D. Klehm                               Senior Vice President
         2000 N. Classen Boulevard
         Oklahoma City, OK 73106

         Alfred L. Litchenburg                          Senior Vice President
         2000 N. Classen
         Boulevard Oklahoma City, OK 73106

         David R. Lopez                                 Director
         800 N. Harvey, Room 300
         Oklahoma City, OK 73102

         Paula Marshall-Chapman                         Director
         2745 East 11th Street
         Tulsa, OK 74104

         John W. Rex                                    President, Chief Operating Officer,
         2000 N. Classen Boulevard                      Director
         Tulsa, OK 74104

         Galen P. Robbins, M.D.                         Director
         3433 N.W. 56th
         Oklahoma City, OK 73112

         John D. Smith                                  Director
         3400 Peach Tree Road, Suite 831
         Atlanta, GA  30326



ITEM 26 -- PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR
           REGISTRANT


         American Fidelity's organization chart is included as Exhibit 15. The subsidiaries of American Fidelity reflected in the organization chart are included in the consolidated financial statements of American Fidelity in accordance with generally accepted accounting principles.

ITEM 27 -- NUMBER OF CONTRACT OWNERS

         As of November 9, 1998, there were 2,013 Contract Owners of qualified contracts offered by the Registrant.

ITEM 28 -- INDEMNIFICATION


         The Bylaws of American Fidelity (Article VIII, Section 3) generally provide that American Fidelity shall indemnify its directors, officers, employees and agents, as well as any person serving at the request of American Fidelity as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against liabilities incurred in acting in any such capacity if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interest of American Fidelity and, with respect to any criminal action, if they had no reasonable cause to believe their conduct was unlawful. Indemnification of these persons is also provided for derivative actions. See American Fidelity's Bylaws filed as Exhibit 6.2 to this registration statement.


         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29 -- PRINCIPAL UNDERWRITERS

         (a) American Fidelity Securities, Inc. is the sole underwriter for the Registrant, American Fidelity Separate Account B and American Fidelity Dual Strategy Fund, Inc.

         (b) Director and officer information for American Fidelity Securities, Inc. is as follows:

Name and Principal                      Positions and Offices
 Business Address                         with Underwriter
------------------                      ---------------------
David R. Carpenter                      Director, Chairman, President, Chief Executive
P. O. Box 25523                         Officer, Treasurer, Chief Financial Officer and
Oklahoma City, OK  73125                Registered Limited Principal

Marvin R. Ewy                           Director, Vice President, Secretary, Chief
P. O. Box 25523                         Compliance Officer and Registered
Oklahoma City, OK  73125                Limited Principal

Nancy K. Steeber                        Director, Vice President, Operations Officer and
P. O. Box 25523                         Registered Limited Principal
Oklahoma City, OK  73125

         (c) The net underwriting discounts and commissions received by American Fidelity Securities, Inc. in 1997 were $449,200, representing the 3% sales fee deducted from premium deposits to the Registrant. It received no other compensation from or on behalf of the Registrant during the year.

ITEM 30 -- LOCATION OF ACCOUNTS AND RECORDS

         The name and address of the person who maintains physical possession of the accounts, books and other documents of the Registrant required by Section 31(a) of the Investment Company Act of 1940 are:

                               David R. Carpenter
                       Senior Vice President and Treasurer
                       American Fidelity Assurance Company
                            2000 N. Classen Boulevard
                          Oklahoma City, Oklahoma 73106

ITEM 31 -- MANAGEMENT SERVICES

         Not applicable.

ITEM 32 -- UNDERTAKINGS

         The Registrant hereby undertakes to:

         (a) file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or
                  (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

         (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

         American Fidelity hereby represents that the fees and charges deducted under the Variable Annuity Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Fidelity.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf, in the city of Oklahoma City and State of Oklahoma on this 8th day of January, 1999.


                              AMERICAN FIDELITY SEPARATE ACCOUNT A
                              (Registrant)
                              By: American Fidelity Assurance Company
                                  (Depositor)


                              By /s/ John W. Rex
                                 ---------------------------------------
                                 John W. Rex, President

                              AMERICAN FIDELITY ASSURANCE COMPANY
                              (Depositor)


                              By /s/ John W. Rex
                                 ---------------------------------------
                                 John W. Rex, President



As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on January 8, 1999.


Signature                                                     Title
---------                                                     -----
/s/ William M. Cameron*                                       Chairman, Chief Executive Officer and
-----------------------------------                           Director (Principal Executive Officer)
William M. Cameron

/s/ William E. Durrett*                                       Senior Chairman and Director
-----------------------------------
William E. Durrett

/s/ Lynda L. Cameron*                                         Director
-----------------------------------
Lynda L. Cameron

/s/ John W. Rex                                               Director, President and Chief Operating
-----------------------------------                           Officer
John W. Rex

/s/ Edward C. Joullian, III*                                  Director
-----------------------------------
Edward C. Joullian, III

/s/ Galen P. Robbins, M.D.*                                   Director
-----------------------------------
Galen P. Robbins, M.D.

/s/ John D. Smith*                                            Director
-----------------------------------
John D. Smith

/s/ William A. Hagstrom*                                      Director
-----------------------------------
William A. Hagstron

/s/ David R. Lopez*                                           Director
-----------------------------------
David R. Lopez

/s/ Paula Marshall-Chapman*                                   Director
-----------------------------------
Paula Marshall-Chapman

/s/ David R. Carpenter*                                       Senior Vice President, Controller and
-----------------------------------                           Treasurer (Principal Financial and
David R. Carpenter                                            Accounting Officer)

*By /s/ John W. Rex
    -------------------------------
    John W. Rex, Attorney in-Fact